UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 23, 2014

Date of Report (Date of earliest event reported)

Verde Science, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53253	20-8387017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. Zang Blvd. Suite 812 Dallas, Texas	75208
(Address of principal executive offices)	(Zip Code)

(888) 224-6039

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 23, 2014, the Company completed a merger with Verde Capital Inc., a wholly owned subsidiary incorporated in the State of Nevada. This corporate action was approved by the Company’s Board of Directors as authorized by Nevada corporate law. The company intends to apply to FINRA this week for approval of the merger together with a 1 for 280 reverse stock split provided for under the Plan of Merger. The merger and reverse stock split will become effective following approval by FINRA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE SCIENCE, INC.

DATE: December 30, 2014	By	/s/ Harpreet Sangha
Harpreet Sangha
Chief Executive Officer